                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported):April 22, 2002

                            COMSTOCK RESOURCES, INC.

             (Exact name of registrant as specified in its charter)

   STATE OF NEVADA                 000-16741                    94-1667468

   (State or other          (Commission of File Number)      (I.R.S. Employer
jurisdiction incorporation)                               Identification Number)

                         5300 Town And Country Boulevard
                                    Suite 500
                               Frisco, Texas 75034
                    (Address of principal executive offices)

                                 (972) 668-8800
                          (Registrant's Telephone No.)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The Audit Committee of the Board of Directors of Comstock  Resources,  Inc.
("Comstock")  annually  considers  and  recommends to the Board of Directors the selection of Comstock's  independent public  accountants.  As recommended by the
Audit Committee,  on April 22, 2002, the Board of Directors decided to no longer engage  Arthur  Andersen  LLP  ("Andersen")  as  Comstock's  independent  public accountants  and engaged  KPMG LLP ("KPMG") to serve as  Comstock's  independent public accountants for 2002.

     Andersen's reports on Comstock's  consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion,  nor were they  qualified or modified as to  uncertainty,  audit scope or  accounting principles.

     During Comstock's two most recent fiscal years and through the date of this
Form 8-K, there were no disagreements with Andersen on any matters of accounting principles or practices,  financial statement  disclosure,  or auditing scope or procedure which, if not resolved to Andersen's  satisfaction,  would have caused them to make reference to the subject matter in connection  with their report on
Comstock's  consolidated  financial statements for such years; and there were no reportable events, as listed in Item 304 (a) (l) (v) of Regulation S-K.

     Comstock  provided  Andersen  with a copy  of  the  foregoing  disclosures.
Attached as Exhibit 16 is a copy of Andersen's letter, dated April 26, 2002.

     During Comstock's two most recent fiscal years and through the date of this
Form  8-K,  Comstock  did not  consult  KPMG with  respect  the  application  of accounting principles to a specified transaction,  either completed or proposed, or the type of audit opinion that might be rendered on  Comstock's  consolidated financial statements,  or any other matters or reportable events listed in Items
304 (a) (2) (i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     c)   Exhibits. The following exhibits are filed with this document:

  Exhibit
   Number                    Description
  ------                     -----------
    16    Letter  from  Arthur  Andersen  LLP to  the  Securities  and  Exchange
          Commission dated April 26, 2002

    99.1  Press Release dated April 26, 2002

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                          COMSTOCK RESOURCES, INC.

                                          BY: /s/ ROLAND O. BURNS
                                          --------------------------
                                              Roland O. Burns
                                              Senior Vice President and
                                              Chief Financial Officer

Dated: April 26, 2002

                                  EXHIBIT INDEX

  Exhibit
   Number                  Description
   ------                  -----------
    16    Letter  from  Arthur  Andersen  LLP to  the  Securities  and  Exchange
          Commission dated April 26, 2002

    99.1  Press Release dated April 26, 2002